                                                EDISON INTERNATIONAL
                                              Equity Compensation Plan
                                                  2000 Equity Plan
                                              Terms and Conditions for
                                        2001 Long-Term Incentive Basic Grants

Long-term  incentives (LTI) for the year 2001 for eligible persons (Holders) at Edison  International  (EIX) or its participating  affiliates (the Companies,  or individually,  the Company) include EIX nonqualified stock options to purchase EIX common stock (EIX Options) to be awarded under the Equity  Compensation  Plan (ECP) or the 2000 Equity
Plan (2000 Plan) and  contingent  EIX  Performance  Shares,  50% of which will be payable as Stock Grants under the
ECP and 50% of which will be payable in cash  outside of the  plans.  The LTI are  subject to the  following  terms and conditions:

1.  PRICE
The  exercise  price of an EIX  Option  stated in the award  certificate  is the  average of the high and low sales prices of EIX Common  Stock as reported in the  Western  Edition of The Wall Street  Journal for the New York Stock
Exchange Composite Transactions for the date of the award.

2. VESTING
(a) Subject to the  provisions  of Section 3, EIX Options may only be exercised or paid to the extent  vested.  The
EIX Options  vest over a four-year  period as described in this  Section 2 (Vesting  Period).  The initial  vesting date will be January 2nd of the year  following  the date of the grant,  or six months after the date of the grant, whichever date is later.  The EIX Options will vest over the following period:

o    On the initial vesting date, one-fourth of the EIX Options will vest.
o    On January 2nd of the following year, an additional one-fourth of the EIX Options will vest.
o    On January 2nd of the following year, an additional one-fourth of the EIX Options will vest
o    On January 2nd of the fourth year following the date of grant, the balance of the EIX Options will vest.

(b) The vested  portions of the EIX Options will  accumulate to the extent not  exercised,  and be  exercisable  by
Holder  subject to the  provisions of Section 3, in whole or in part, in any  subsequent  period but not later than the first business day of the 10th calendar year following the date of the award.

(c) The Performance Shares will vest and become payable at the end of the Retention Period (defined in Section 4).

(d) If,  during the  Vesting  Period,  Holder  (i)  terminates  employment  on or after (A)  attaining  age 65, (B)
attaining age  55 with five "years of service," as defined in the Southern  California  Edison  Company  Retirement
Plan,  or (C) such earlier date that  qualifies  Holder for  retirement  under any Company  retirement  plan,  (ii)
terminates  employment  while on leave with a permanent and total  disability,  or (iii) dies while employed by the
Company,  then the vesting and exercise  provisions  of this Section 2(d) will apply.  The EIX Options will vest to the extent  necessary to cause the aggregate  number of shares subject to vested EIX Options  (including any shares acquired  pursuant  to  previously  exercised  EIX  Options) to equal the product of 1/48th of the number of shares granted  times the number of full  months of service  Holder has  completed  during the  Vesting  Period,  and such vested options will be exercisable for the full original term.  Notwithstanding  the foregoing,  the EIX Options of a Holder  who  served as a member of the  Southern  California  Edison  Company  Management  Committee  (which  was dissolved in 1993) will fully vest upon his or her retirement or death,  or upon  employment  termination  while on leave of absence with a permanent and total disability.

(e) If,  during the  Retention  Period,  Holder (i)  terminates  employment on or after (A) attaining age 65 or (B)
attaining age  55 with five "years of service," as defined in the Southern  California  Edison  Company  Retirement
Plan,  or (C) such earlier date that  qualifies the Holder for  retirement  under any Company  retirement  plan, or
(ii)  terminates  employment  while on leave with a permanent and total  disability or (iii)

dies while employed by the  Company, then 1/36th of the Performance Shares will vest for each full month of service
Holder  completed during the Retention Period prior to such termination or death.

(f) Upon  termination  of  employment  during the EIX  Option  term for any reason  other than those  specified  in
Section  2(d),  only those EIX Options  that have vested as of the prior  vesting date may be  exercised,  and they will be forfeited  unless they are exercised  within 180 days following the date of  termination,  or by the end of the  applicable  EIX Option term if that date is earlier.  If  termination  of employment for any reason other than those specified in Section 2(e) occurs during the Retention Period, the Performance Shares will be forfeited.

(g)  Notwithstanding  the foregoing,  in the event of a "Change in Control of EIX" as defined in Appendix A hereto, if EIX Common  Stock does not remain  outstanding  after the  Change in  Control of EIX,  and the EIX  Options  and
Performance  Shares are not replaced by new owners,  the EIX Options and  Performance  Shares will vest in full and be paid in cash.  If EIX Common  Stock  remains  outstanding  and Holder is severed  during a  protected  period as defined by an applicable  severance plan or agreement,  then the EIX Options and  Performance  Shares will vest and be subject to the terms of the applicable severance plan or agreement.

3. EIX OPTION EXERCISE
(a) Holder may exercise an EIX Option by providing  written  notice to EIX on the form  prescribed  by EIX for this purpose  accompanied  by  full  payment  of  the  applicable  exercise  price.  Payment  must  be in  cash,  or its equivalent,  including  EIX Common Stock  valued on the exercise  date at a per share price equal to the average of the high and low sales  prices of EIX Common  Stock as reported in the Western  Edition of The Wall Street  Journal for the New York Stock Exchange Composite  Transactions  acceptable to EIX. A broker-assisted  "cashless"  exercise may be  accommodated  for EIX Options at the  discretion  of EIX.  Until  payment is accepted,  Holder will have no rights in the optioned  stock.  EIX Options may be  exercised at any time after they have vested  through the first business day of the 10th  calendar year  following  the date of the award except as otherwise  provided in Sections
2(d), 2(f), 2(g) and 8.

(b) Holder  agrees that any  securities  acquired by him or her  hereunder  are being  acquired  for his or her own account for investment and not with a view to or for sale in connection with any  distribution  thereof and that he or she  understands  that such  securities  may not be sold,  transferred,  pledged,  hypothecated,  alienated,  or otherwise  assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule 144 or another applicable exemption under such act.

(c) Holder will have no right or claim to any specific funds, property or assets of EIX as a result of the award.

4. PERFORMANCE SHARES
(a) Performance  Shares are EIX stock-based  retention units subject to vesting over a  three-calendar-year  period commencing on January 1st of the year the  Performance  Shares are granted  ("Retention  Period").  A target number of contingent  Performance  Shares will be awarded during the first two months of the Retention Period.  The target number of Performance  Shares will be paid if Holder remains  employed at the end of the Retention Period except as provided in Section 2(e), 2(f), and 2(g).

(b) There will be one performance  measurement  date for the three-year  Retention  Period.  The  measurement  date will be the last business day of the Retention Period.

(c)  Each  Performance  Share  earned  will be  worth  one  share  of EIX  Common  Stock.  One-half  of the  earned
Performance  Shares will be paid in EIX Common Stock as a Stock Payment under the Plan.  The remaining  one-half of the  earned  Performance  Shares  will be paid in cash.  The value of each  Performance  Share will be equal to the average of the high and low sales  prices per share of EIX Common  Stock as reported in the Western  Edition of The
Wall Street Journal for the New York Stock Exchange  Composite  Transactions  for the measurement  date. The shares of EIX Common  Stock and the cash  payable  for the earned  Performance  Shares  will be  delivered  within 30 days following the end of the Retention Period.

5. DELAYED PAYMENT OR DELIVERY OF LTI GAINS
Notwithstanding  the terms of any LTI,  Holders who are eligible to defer salary under the EIX  Executive  Deferred
Compensation  Plan (EDCP) may  irrevocably  elect to  alternatively  exercise  all or part of any vested EIX Option pursuant to the terms of the Option Gain Deferral  Program (OGDP),  and/or may  irrevocably  elect to defer receipt of all or a part of the cash  portion of any  Performance  Shares  pursuant to the terms of the EDCP.  To make such an election,  Holder must submit a signed  agreement in the form approved by the  Administrator at least six months prior to the expiration  date in the case of an EIX Option,  or at least six months prior to the  measurement  date in the case of a Performance  Share.  An EIX Option may not be exercised for six months after the signed  agreement is submitted  except under the limited  circumstances  specified in the OGDP. Any subsequent  exercises or payments will be subject to the terms, conditions and restrictions of the OGDP or the EDCP, as applicable.

6. TRANSFER AND BENEFICIARY
(a) The LTI will not be transferable  by Holder.  During the lifetime of Holder,  the LTI will be exercisable  only by him or her.  Holder may  designate a  beneficiary  who,  upon the death of Holder,  will be entitled to exercise the then  vested  portion of the LTI during the  remaining  term  subject to the  provisions  of the Plan and these terms and conditions.

(b)  Notwithstanding  the  foregoing,  EIX Options of Holders who have served on the EIX  Management  Committee are transferable  to a spouse,  children or  grandchildren,  or trusts or other vehicles  established  exclusively  for their  benefit.  Any transfer  request must  specifically  be  authorized by EIX in writing and shall be subject to any conditions, restrictions or requirements as the administrator may determine.

7.  TERMINATION OF LONG TERM INCENTIVES
(a) In the event of termination  of the  employment of Holder for any reason other than those  specified in Section
2(d) or 2(e),  EIX  Options  will  terminate  180 days  from the date on  which  such  employment  terminated,  and
Performance  Shares will be forfeited.  In addition,  the LTI may be  terminated  if EIX elects to substitute  cash awards as provided under Section 12.

(b) If a Holder's  employment  terminates for a reason  identified in Section 2(d),  Holder's  unvested EIX Options
(after application of the vesting  provisions of Section 2(d)) will terminate on the date of such termination,  and
Holder's  vested EIX Options will  terminate on the first business day of the 10th calendar year following the date of the award.

(c)  Notwithstanding  the foregoing  provisions of this Section 7, no EIX Option may remain  outstanding  after the first business day of the 10th calendar year following the date of the award,  and each EIX Option and  Performance
Share may be terminated if EIX elects to substitute a cash award as provided under Section 12.

8. ENGAGING IN COMPETITION WITH EIX OR ITS AFFILIATES
In the event that a Holder who is at the level of Senior Vice  President  or above  "competes"  (as defined  below)
with any of the Companies prior to, or during the six-month period  following,  any exercise of an EIX Option,  the
Committee,  in its sole  discretion,  may rescind such exercise  within two years  thereafter.  In the event of any such  rescission,  Holder  shall pay to EIX or the  Company by which he is or was last  employed  the amount of any gain  realized  as a result of the  rescinded  exercise  in such  manner  and on such terms and  conditions  as the
Committee  may require,  and EIX or such  Company  shall be entitled to set-off the amount of any such gain against any amount owed to Holder by EIX or such  Company.  For purposes of this Section 9,  "compete"  shall mean Holder's rendering of services for any  organization  or engaging  directly or indirectly in any business that competes with the business of the Company by which he is or was last employed  without the prior  written  consent of the General
Counsel of EIX.

9. TAXES
EIX will have the right to retain and withhold  the amount of taxes  required by any  government  to be withheld or otherwise  deducted  and  remitted  with  respect to the  exercise of any LTI. In its  discretion,  EIX may require
Holder to reimburse  EIX for any such taxes  required to be withheld by EIX and may withhold  any  distribution  in whole or in part until EIX is so  reimbursed.  In lieu thereof,  EIX will have the right to withhold from any other cash  amounts  due from EIX to Holder an amount  equal to such taxes  required  to be withheld by EIX, or to retain and  withhold  a number of shares of EIX  Common  Stock  having a market  value  equal to such taxes and cancel (in whole or in part) the shares,  or to  repurchase  such shares  from

Holder  within six months  after the shares of Common Stock were acquired by Holder.  Shares withheld or repurchased to  reimburse  EIX for federal and state income and payroll taxes shall be limited to the number of shares which have a Fair Market  Value on the date of withholding or repurchase  equal to the aggregate amount of such tax  liabilities based on the minimum  statutory withholding rates that are applicable to such supplemental taxable income.

10. CONTINUED EMPLOYMENT
Nothing in the award  certificate or this Statement of Terms and Conditions  will be deemed to confer on Holder any right to continue in the employ of EIX or an EIX  affiliate  or interfere in any way with the right of the employer to terminate his or her employment at any time.

11. NOTICE OF DISPOSITION OF SHARES AND SECTION 16
(a)  Holder  agrees  that if he or she  should  dispose  of any shares of stock  acquired  on the  exercise  of EIX
Options,  including a  disposition  by sale,  exchange,  gift or transfer of legal title within six months from the date such shares are transferred to Holder, Holder will notify EIX promptly of such disposition.

(b) If an LTI is granted to a person who later becomes  subject to the  provisions of Section 16 of the  Securities
Exchange Act of 1934, as amended  (Section 16), the LTI will  immediately and  automatically  become subject to the requirements  of Rule  16b-3(d)(3)  (Rule) and may not be exercised,  paid or  transferred  until the Rule has been satisfied.  In its  sole  discretion,  the  Administrator  may  take  any  action  to  assure  compliance  with the requirements  of the Rule,  including  withholding  delivery to Holder (or any other  person) of any security or of any other  payment in any form until the  requirements  of the Rule have been  satisfied.  The  Secretary of Edison
International  may waive  compliance  with the  requirements of the Rule if he or she determines the transaction to be exempt from the provisions of paragraph (b) of Section 16.

12. AMENDMENT
The LTI are subject to the terms of the Plan as amended from time to time.  EIX  reserves  the right to  substitute cash awards  substantially  equivalent  in value to the LTI. The LTI may not  otherwise be restricted or limited by any Plan amendment or termination approved after the date of the award without Holder's consent.

13. FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

14. GOVERNING LAW
The terms and conditions of the LTI will be construed under the laws of the State of California.

15. NOTICE
Unless waived by EIX, any notice  required under or relating to the LTI must be in writing,  with postage  prepaid, addressed to: Edison International, Attn: Corporate Secretary, P.O. Box 800, Rosemead, CA 91770.

EDISON INTERNATIONAL

        [Beverly P. Ryder]
-----------------------------------
         Beverly P. Ryder

                                                    APPENDIX A

                                                 CHANGE IN CONTROL

"Change in Control of EIX" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

     (a)      Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of EIX) becomes the Beneficial Owner, directly or indirectly, of securities of EIX representing thirty percent (30%) or more of the combined voting power of the EIX's then outstanding securities.  For purposes of this clause, "Person" shall not include one or more underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from EIX with a view towards distribution.

     (b)      On any day after the date of grant (the "Measurement Date") Continuing Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

              (i)      was a member of the Board on the applicable Initial Date (an "Initial Director"); or

              (ii)     was elected to the Board, or was nominated for election by EIX's shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

              A member of the Board who was not a Director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (B) above if his or her election, or nomination for election by EIX's shareholders, was approved by a vote of at least two-thirds (2/3) of the
              Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office.

              "Initial Date" means the later of (A) the date of grant or (B) the date that is two (2) years before the Measurement Date.

     (c)      EIX is liquidated; all or substantially all of EIX's assets are sold in one or a series of related transactions; or EIX is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of EIX outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)
              more than fifty percent (50%) of the combined voting power of the voting securities of EIX (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.  Notwithstanding the foregoing, a bankruptcy of EIX or a sale or spin-off of an
              Edison International Affiliate (short of a dissolution of EIX or a liquidation of substantially all of EIX's assets, determined on an aggregate basis) will not constitute a Change in Control of EIX.

     (d)      The consummation of such other transaction that the Board may, in its discretion in the circumstances, declare to be a Change in Control of EIX for purposes of this Plan.